Pilgrim's Pride Corporation

Fiscal 2008 1st Quarter Financial Results
January 29, 2008

Cautionary Notes and Forward-Looking Statements

- Statements contained in this presentation that state the intentions, plans, hopes, beliefs, anticipations, expectations or predictions of the future of Pilgrim's Pride Corporation and its management, including as to the expected benefits and synergies associated with the acquisition of Gold Kist and changes in pricing, demand and market conditions for chicken products and profitability, are forward-looking statements. It is important to note that the actual results could differ materially from those projected in such forward-looking statements. Factors that could cause actual results to differ materially from those projected in such forward-looking statements include: matters affecting the poultry industry generally, including fluctuations in the commodity prices of feed ingredients, chicken and turkey; additional outbreaks of avian influenza or other diseases, either in our own flocks or elsewhere, affecting our ability to conduct our operations and/or demand for our poultry products; contamination of our products, which has previously and can in the future lead to product liability claims and product recalls; exposure to risks related to product liability, product recalls, property damage and injuries to persons, for which insurance coverage is expensive, limited and potentially inadequate; management of our cash resources, particularly in light of our substantial leverage; restrictions imposed by, and as a result of, our substantial leverage; changes in laws or regulations affecting our operations or the application thereof; competitive factors and pricing pressures or the loss of one or more of our largest customers; new immigration legislation or increased enforcement efforts in connection with existing immigration legislation that cause our costs of doing business to increase, cause us to change the way we do business, or otherwise disrupt our operations; inability to consummate, or effectively integrate, any acquisition, including integrating our recent acquisition of Gold Kist, or realize the associated cost savings and operating synergies currently anticipated; currency exchange rate fluctuations, trade barriers, exchange controls, expropriation and other risks associated with foreign operations; disruptions in international markets and distribution channels; and the impact of uncertainties of litigation as well as other risks described under "Risk Factors" in our Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission. Pilgrim's Pride Corporation undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.
- Unless the context otherwise requires, the pro forma financial information referenced in this presentation assumes that we completed the acquisition of Gold Kist and the related financings at the beginning of the period presented. Please see our Annual Report on Form 10-K for the fiscal year ended September 29, 2007 filed with the Securities and Exchange Commission on November 19, 2007.
- We have included certain information regarding our results of operations and components thereof that have been adjusted to exclude accounting adjustments relating to our benefit plans, and to exclude losses on early extinguishment of debt. We have included this information as we believe that investors may be interested in our results excluding these items as this is how our management analyzes our results from continuing operations.
- "EBITDA" is defined as net income plus interest, income taxes, depreciation and amortization (excluding amortization of capitalized financing costs). Our method of computation may or may not be comparable to other similarly titled measures used in filings with the SEC by other companies. See the consolidated statements of income and consolidated statements of cash flows included in our financial statements. EBITDA is presented because we believe it provides meaningful additional information concerning a company's operating results and its ability to service long-term debt and to fund its growth, and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results under U.S. Generally Accepted Accounting Principles (GAAP), to compare the performance of companies. EBITDA is not a measurement of financial performance under GAAP and should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP.

Overview – Fiscal 1st Quarter 2008

- 1st quarter 2008 net loss per share of ($0.49), a $0.15 improvement vs. last year pro forma net loss of ($0.64) per share*
  - Includes a non-recurring income tax expense of approximately $13 million, or $0.20 per share, related to an adjustment in deferred taxes as a result of a newly enacted tax law in Mexico.
- EPS reflect challenges posed by soaring feed-ingredient costs
  - 1st quarter 2008 feed ingredient purchases up $157 million when compared to last year*
- Strong supply and demand fundamentals
  - Strong export demand
  - Low cold storage inventories
  - Improved market pricing year-over-year
- Net sales up 12.2% compared to last year*
- Synergy Summary
  - $45 million realized during the quarter
  - $155 million realized since Gold Kist acquisition
  - $226 million annual run rate

*Pro forma for the acquisition of Gold Kist

1st Quarter 2008 Market Pricing Shows Strong Year-over-Year Improvements

UB Boneless Skinless Breast Meat Pricing



Q1 FY07 $1.14
Q1 FY08 $1.32
J* F M A M J J A S O N D
2006 2007 2008

UB Leg Quarter Pricing



Q1 FY07 $0.30
Q1 FY08 $0.41
J* F M A M J J A S O N D
2006 2007 2008

UB Wing Pricing



Q1 FY07 $0.92
Q1 FY08 $1.09
J* F M A M J J A S O N D
2006 2007 2008

UB Georgia Dock Pricing



Q1 FY07 $0.69
Q1 FY08 $0.78
J* F M A M J J A S O N D
2006 2007 2008

*MTD Average through January 28, 2008

Sales Segment – 1st Quarter

($ in millions)	Actual			Pro forma	
	FY2008	FY2007	% Change	FY2007	% Change
Chicken:					
United States	$ 1,728.1	$ 1,030.9	67.6%	$ 1,545.9	11.8%
Mexico	121.0	122.9	-1.5%	122.9	-1.5%
Total Chicken Sales	1,849.1	1,153.8	60.3%	1,668.8	10.8%
Total Turkey Sales	53.4	51.9	3.0%	52.4	1.9%
Sale of Other Products:					
United States	182.9	129.0	41.8%	141.3	29.4%
Mexico	7.8	2.4	219.5%	2.4	219.5%
Total Sale of Other Products	190.7	131.4	45.1%	143.7	32.7%
Total Net Sales	$ 2,093.2	$ 1,337.1	56.5%	$ 1,864.9	12.2%

Results from Operations – 1st Quarter

($ in millions, except per share figures)	Actual FY2008*	Actual FY2007	Actual %Change	Pro forma FY2007	Pro forma % Change
EPS	**$ (0.49)**	**$ (0.13)**	**-276.9%**	**$ (0.64)**	**23.4%**
Net Sales	$ 2,093.2	$ 1,337.1	56.5%	$ 1,864.9	12.2%
Net Income (Loss)	$ (32.3)	$ (8.7)	-271.3%	$ (42.9)	24.7%
EBITDA	$ 60.2	$ 30.1	100.0%	$ 25.7	134.2%
EBITDA Reconciliation					
Net (Loss) Income	$ (32.3)	$ (8.7)		$ (42.9)	
Add:					
Income tax (benefit) expense	7.8	(5.8)		(26.5)	
Interest expense, net	29.8	12.6		38.4	
Depreciation and amortization	55.9	32.7		57.9	
Minus:					
Amortization of capitalized financing costs	1.0	0.7		1.2	
EBITDA	**$ 60.2**	**$ 30.1**	**100.0%**	**$ 25.7**	**134.2%**
EBITDA Margin	2.88%	2.25%		1.38%	

(*) FY2008 Q1 EPS and Net Income includes a non-recurring income tax expense of approximately $13.0 million, or $0.20 per share, related to an adjustment in deferred taxes as a result of a newly enacted tax law in Mexico.

Summary Operating Results – 1st Quarter

($ in millions)	Actual FY2008	Actual FY2007	Pro forma FY2007
Operating Income (Loss):			
Chicken:			
United States	$ (19.1)	$ (11.4)	$ (42.6)
Mexico	(4.1)	1.3	1.3
Total Chicken	(23.2)	(10.1)	(41.3)
Total Turkey	1.7	2.5	2.5
Other Products:			
United States	22.8	4.1	4.7
Mexico	1.1	0.6	0.6
Total Other Products	23.9	4.7	5.3
GAAP Operating Income (Loss):	**$ 2.4**	**$ (2.9)**	**$ (33.5)**
Operating Margin	0.1%	-0.2%	-1.8%

Long-term Debt

($ in thousands)

	December 29, 2007				September 29, 2007			
	Final Maturity	Outstanding	Available	Facility Total	Final Maturity	Outstanding	Available	Facility Total
Senior subordinated unsecured notes, at interest at 7 5/8%	2015	400,000	--	400,000	2015	400,000	--	400,000
Senior subordinated notes, interest at 8 3/8%	2017	250,000	--	250,000	2017	250,000	--	250,000
Revolving term/credit facility with notes payable at Libor plus 1.75%	2016	--	550,000	550,000	2016	--	550,000	550,000
Term Loan with bank at 6.84%	2016	99,000	--	99,000	2016	99,250	--	99,250
Term loan with bank at 7.06%	2016	109,175	--	109,175	2016	109,725	--	109,725
Voluntary converted loans at 7.13%	2016	269,925	--	269,925	2016	269,925	--	269,925
Term floating loan at 7.1%	2016	143,725	--	143,725	2016	143,725	--	143,725
Revolving term/credit facility with notes payable at Libor plus 1.75%	2016	--	--	--	2016	--	--	--
Mexico revolving credit facility	2011	26,080	23,920	50,000	2011	26,293	23,707	50,000
Senior unsecured notes, interest at 9 1/4%	2013	5,135	--	5,135	2013	5,135	--	5,135
Industrial revenue bond at variable rate	2012	9,500	--	9,500	2012	9,500	--	9,500
Industrial revenue bond at variable rate	2019	4,700	--	4,700	2019	4,700	--	4,700
Other notes payable	VAR	3,206	--	3,205	VAR	3,177	--	3,177
Senior unsecured notes, interest at 9 5/8%	2011	--	--	--	2011	--	--	--
		1,320,446	$ 573,920	$ 1,894,365		1,321,430	$ 573,707	$ 1,895,137
Less current maturities		2,884				2,872		
Total Long-term debt		$ 1,317,562				$ 1,318,558		

Other Credit Facilities

($ in thousands)

	December 29, 2007				September 29, 2007			
	Final Maturity	Outstanding	Available	Facility Total	Final Maturity	Outstanding	Available	Facility Total
Domestic Revolving Credit Facility at LIBOR plus 0.75% to LIBOR plus 1.75%	2013	$ 86,500	$ 126,900	$ 300,000	2013	$ -	$ 215,133	$ 300,000
Total Debt		$ 1,406,946	$ 700,820	$ 2,194,365		$ 1,321,430	$ 788,840	$ 2,195,137
Receivables Purchase Agreement	2012	$ 265,600	$ 19,000	$ 300,000	2012	$ 300,000	$ -	$ 300,000
Total Debt and Receivable Purchase Facilities		$ 1,672,546	$ 719,820	$ 2,494,365		$ 1,621,430	$ 788,840	$ 2,495,137

Summary of Credit Ratios

	FY2007	LTM 12/29/07	1Q FY07	1Q FY08
EBITDA / Interest Expense (*)	3.34x	3.14x	2.39x	2.02x
Adj. EBITDA / Interest Exp. (**)	3.56x	3.33x	2.39x	2.02x
Total Debt / EBITDA (*)	3.26x	3.24x	-	-
Net Debt / EBITDA (*)	3.10x	3.02x	-	-
Total Debt / Total Capital	53.0%	55.3%	39.3%	55.3%
Net Debt / Total Capital	51.7%	53.6%	34.0%	53.6%
Net Worth (millions)	$1,172.2	$1,138.2	$1,110.3	$1,138.2
Book Value/Common Share	$17.61	$17.10	$16.68	$17.10

(*) See Appendices A through D for reconciliation of EBITDA used in this calculation.
(**) See Appendices A through D for reconciliation of Adjusted EBITDA used in this calculation.

Capital Expenditures



Million $
Maintenance/Other
Efficiency/Expansion
240
220
200
180
160
140
120
100
80
60
40
20
0
$39.4
$17.1
$22.3
$52.1
$26.6
$25.5
$42.7
$18.7
$24.0
$172.3
$67.9
$104.4
$185.1
$77.4
$107.7
$175.7
$69.5
$106.2
1Q FY07
1Q FY07 PF
1Q FY08
FY 07
FY 07 PF
LTM 12/29/07

*The Company projects FY2008 capital expenditures of approximately $225 - $250 million.

Corn and Meal prices have exploded on acreage battles and demand



Weekly CBOT Prices
Corn (cents/bu.)
Soybean Meal ($/ton)
Since November Investor Call 11/13/07:
Corn +$1.27/bu.
Meal +$51.60/ton
Corn Cents/bushel
Meal $/ton
520
500
480
460
440
420
400
380
360
340
320
300
360
340
320
300
280
260
240
220
200
180
11/1/2006
11/30/2006
12/29/2006
1/31/2007
3/1/2007
3/29/2007
4/27/2007
5/25/2007
6/25/2007
7/24/2007
8/21/2007
9/19/2007
10/17/2007
11/14/2007
12/13/2007
1/14/2008

As of 1/28/08

Appendix

Reconciliation of Non-GAAP Financial Results and Other Information

Appendix A – Reconciliation
Summary of Credit Ratios & Other Information

EBITDA Reconciliations*

	FY2007	LTM Ending 12/30/06*	LTM Ending 12/29/07*
Net Income	$ 47,017	$ (68,646)	$ 23,424
Add:			
Income Tax Expense	44,590	(18,811)	58,128
Interest expense, net	121,117	44,710	138,338
Depreciation and amortization	198,586	137,482	221,812
Minus:			
Amortization of capitalized financing costs	6,554	2,730	6,893
EBITDA	$ 404,756	$ 92,005	$ 434,809
Adjustments:			
Accounting adjustments related to benefit plans	-	6,405	-
Loss on early extinguishment of debt	26,463	-	26,463
Adjusted EBITDA	$ 431,219	$ 98,410	$ 461,272

Debt net of Cash Reconciliation

	FY2007	Q1 FY2007	Q1 FY2008
Total Debt	$ 1,321,430	$ 717,851	$ 1,406,946
Less Cash	66,168	146,544	94,662
Net Debt	$ 1,255,262	$ 571,307	$ 1,312,284

*For LTM Reconciliations see Appendices C and D

Appendix B – Reconciliation
Adjusted EBITDA

	1Q2007 Actual	2Q2007 Actual	3Q2007 Actual	4Q2007 Actual	Fiscal Year
Net Income (Loss)	$ (8,736)	$ (40,077)	$ 62,641	$ 33,189	$ 47,017
Add:					
Income Tax Expense (benefit)	(5,764)	(20,040)	36,282	34,112	44,590
Interest expense, net	12,605	37,611	40,724	30,177	121,117
Depreciation and amortization	32,697	54,976	58,005	52,908	198,586
Minus:					
Amortization of capitalized financing costs	705	1,110	1,118	3,621	6,554
EBITDA	$30,097	$31,360	$196,534	$146,765	$ 404,756
Adjustments:					
Loss on early extinguishment of debt	-	14,475	-	11,988	26,463
Adjusted EBITDA	$30,097	$45,835	$196,534	$158,753	$431,219

Appendix C – Reconciliation
Adjusted LTM EBITDA

	2Q2006 Actual	3Q2006 Actual	4Q2006 Actual	1Q2007 Actual	LTM Ending 12/30/06
Net Income (Loss)	$ (31,954)	$ (20,473)	$ (7,483)	$ (8,736)	$ (68,646)
Add:					
Income Tax Expense (benefit)	(15,147)	(17,501)	19,601	(5,764)	(18,811)
Interest expense, net	10,057	11,468	10,580	12,605	44,710
Depreciation and amortization	34,744	34,960	35,081	32,697	137,482
Minus:					
Amortization of capitalized financing costs	976	477	572	705	2,730
EBITDA	($3,276)	$7,977	$57,207	$30,097	$92,005
Adjustments:					
Accounting Adjustments related to benefit plans	-	-	6,405	-	6,405
Adjusted EBITDA	($3,276)	$7,977	$63,612	$30,097	$98,410

Appendix D – Reconciliation
Adjusted LTM EBITDA

	2Q2007 Actual	3Q2007 Actual	4Q2007 Actual	1Q2008 Actual	LTM Ending 12/29/07
Net Income (Loss)	$ (40,077)	$ 62,641	$ 33,189	$ (32,329)	$ 23,424
Add:					
Income Tax Expense (benefit)	(20,040)	36,282	34,112	7,774	58,128
Interest expense, net	37,611	40,723	30,177	29,827	138,338
Depreciation and amortization	54,976	58,005	52,908	55,923	221,812
Minus:					
Amortization of capitalized financing costs	1,110	1,118	3,621	1,044	6,893
EBITDA	$31,360	$196,533	$146,765	$60,151	$434,809
Adjustments:					
Accounting Adjustments related to benefit plans	-	-	-	-	-
Loss on early extinguishment of debt	14,475	-	11,988	-	26,463
Adjusted EBITDA	$45,835	$196,533	$158,753	$60,151	$461,272